Commitments And Contingent Liabilities	12 Months Ended
Mar. 31, 2012
Commitments And Contingent Liabilities

22.    Commitments and contingent liabilities:

The aggregate amount of payments for commitments outstanding at March 31, 2012, including commitments for purchase of property, plant and equipment and other assets is as follows:

Fiscal year ending March 31	Millions of yen
2013	¥289,494
2014	30,353
2015	22,805
2016	1,765
2017	812
Thereafter	609

Total	¥345,838

Contingent liabilities at March 31, 2012 for loans guaranteed amounted to ¥31,398 million.

At March 31, 2012, NTT Group had no material litigation or claims outstanding, pending or threatened against it, which would be expected to have a material adverse effect on NTT’s consolidated financial position or results of operations.